Redeemable Convertible Preferred Stock, Redeemable Common Stock and Stockholders' Deficit	12 Months Ended
Dec. 31, 2018
Equity [Abstract]
Redeemable Convertible Preferred Stock, Redeemable Common Stock and Stockholders' Deficit

5. Redeemable Convertible Preferred Stock, Redeemable Common Stock and Stockholders’ Deficit

Series A Preferred Stock

On November 5, 2018, the Company entered into a Series A Preferred Stock Purchase Agreement with various investors for issuance of up to 119,752,983 shares of Series A Preferred Stock at a purchase price of $1.00259507 per share. In an initial closing, the Company issued 59,908,284 shares of Series A Preferred Stock at $1.00259507 per share, for approximately $59.8 million in cash and the conversion of approximately $51,014 in principal and accrued interest under the Note (see Note 4, Convertible Note Financing).

Certain investors agreed to purchase up to an additional 59,844,699 shares of Series A Preferred Stock at a subsequent closing under the same terms (the “Second Closing”) upon the approval of the Board, including a majority of the directors elected by the holders of the Series A Preferred Stock. One foreign investor has the right to defer its participation of 7,480,590 shares in the Second Closing until certain conditions are met. If any one of the investors fails to purchase these shares at the Second Closing, each share of Series A Preferred Stock held by such investor will automatically be converted into one-tenth of one share of the Company’s common stock.

The holders of the Series A Preferred Stock issued in the initial closing are precluded from a voluntary conversion into shares of common stock until the Second Closing except upon the occurrence of a deemed liquidation event.

On April 12, 2019, the Second Closing of Series A Preferred Stock was completed for issuance of 59,844,699 shares and cash proceeds of $60.0 million.

Dividend Provisions

The holders of each outstanding share of Series A Preferred Stock are entitled to receive annual, noncumulative dividends of 8% of the applicable original issuance price per share when, as and if declared by the Board, in preference to any distribution to the holders of the common stock. Any additional dividends or distributions will be distributed among all holders of common stock and preferred stock in proportion to the number of shares of common stock held by each such holder if all shares of preferred stock were converted to common stock. No dividends have been declared as of December 31, 2018.

Liquidation Preference

In the event of a liquidation or winding-up of the affairs of the Company, including sale or transfer of control of the Company, the holders of the Series A Preferred Stock are entitled, in preference to any distribution to the holders of common stock, the greater of the original issuance price plus declared and unpaid dividends or such amount per share as would have been payable had all shares converted to common stock pursuant to the conversion terms of the Series A Preferred Stock. Thereafter, the remaining assets of the Company legally available for distribution, if any, shall be distributed ratably to the holders of the common stock.

Conversion

Each share of preferred stock is convertible, at the option of the stockholder, into shares of common stock at any time after the date of issuance into a number of shares of common stock as is determined by dividing (a) the original issue price by (b) the applicable conversion price as such values are set forth in the Company’s certificate of incorporation. The resulting initial per share conversion rate is one share of common stock for each share of Series A Preferred Stock, as adjusted for stock splits, recapitalizations and certain other events.

Each share shall automatically convert upon (1) the closing of a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $50.0 million of gross proceeds to the Company and a price of $16.0415 per share, as adjusted for stock splits, recapitalizations and certain other events or (2) an election of holders of a majority of the then outstanding shares of the Series A Preferred Stock on an as-converted basis.

Voting

The holder of each of share of Series A Preferred Stock is entitled to one vote for each share of common stock into which it would convert.

Presentation of Series A Preferred Stock

The Series A Preferred Stock has been classified outside of stockholders’ equity (deficit) as temporary equity on the accompanying consolidated balance sheet because the shares contain certain redemption features that are not solely within the control of the Company. The Series A Preferred Stock is not generally redeemable; however, upon certain change in control events that are outside of the Company’s control, including liquidation, sale or transfer of control of the Company, holders of the Series A Preferred Stock may have the right to receive its liquidation preference under the terms of the Company’s certificate of incorporation. The Company is not adjusting the carrying value of the Series A Preferred Stock as it is uncertain whether or when a redemption event will occur.

Redeemable Common Stock

In connection with the Shire License Agreement, the Company entered into a common stock issuance agreement (the “Common Stock Agreement”) with Shire and issued 1,859,151 shares of the Company’s common stock (the “Shire Stock”), or 15% of the Company’s outstanding fully diluted shares issued as of December 31, 2018. Pursuant to the terms of the Common Stock Agreement, (1) in the event of an initial public offering prior to the occurrence of certain liquidation events, if Shire’s ownership of the Company’s common stock is less than 5% of the outstanding fully diluted shares of common stock immediately prior to the consummation of the IPO, the Company will issue additional shares of common stock to increase Shire’s ownership to 5% of the then-outstanding fully diluted shares, and (2) in the event that certain liquidation events occur prior to an initial public offering and Shire’s ownership is less than 5% of the then outstanding fully diluted shares of common stock, Shire is entitled to receive additional proceeds, if needed, to equal 5% of proceeds available for distribution to the Companies security holders.

The Shire Stock has been classified outside of stockholders’ equity (deficit) as temporary equity on the accompanying consolidated balance sheet because these features are deemed for accounting purposes to contain certain redemption features that may be triggered in the event of certain liquidation events that are not solely in the control of the Company. The Company is not adjusting the carrying value of the redeemable common stock as it is uncertain whether or when a redemption event will occur.

Common Stock

In August and October 2018, the Company issued 1,187,500 shares of common stock as founder shares for services rendered to the Company, valued at $0.0001 per share for consideration of approximately $950. On November 5, 2018, in connection with the issuance of the Series A Preferred Stock, vesting conditions were placed on 562,500 previously issued founder shares. These shares vest over 4 years and are subject to repurchase by the Company in the event of termination of services. Shares subject to repurchase are not deemed, for accounting purposes, to be outstanding until those shares vest. As of December 31, 2018, 550,781 shares of common stock were subject to repurchase by the Company. The unvested stock liability related to these shares is immaterial as of December 31, 2018.

Each share of common stock is entitled to one voting right. Common stock holders are entitled to dividends when funds are legally available and declared by the Board.

Common Stock Reserved for Issuance

Common stock reserved for issuance is as follows:

As of December 31, 2018
Conversion of preferred stock	7,488,530
Authorized for future stock awards or option grants	1,859,151

9,347,681